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                                                                 EXHIBIT 10.26


                             SIXTEENTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

      This Sixteenth Amendment to Amended and Restated Loan Agreement (this "Amendment") is executed as of April 21, 2006 but effective as of January 1, 2006, by and between SAI HOLDINGS, INC., a Texas corporation ("Borrower"), and GUARANTY BANK, a federal savings bank ("Bank").

                                R E C I T A L S:

      A. Borrower and Bank have entered into that certain Amended and Restated Loan Agreement dated as of April 30, 2001 (as the same has been or may be amended, restated, modified or supplemented from time to time, the "Agreement").

      B. Borrower has requested Bank to amend Section 11.7 of the Agreement, which Bank is willing to do pursuant to the terms and conditions hereinafter provided.

      C. Borrower and Bank now desire to amend the Agreement as herein set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Agreement, as amended hereby.

                                   ARTICLE II

                             AMENDMENTS TO AGREEMENT

      Section 2.1 Amendment to Section 11.7. Effective as of January 1, 2006,
Section 11.7 of the Agreement is amended and restated in its entirety to read as follows:

            Section 11.7 Penson Worldwide EBITDA. Borrower shall not permit Penson Worldwide to permit more than 50% of its EBITDA to be based upon income of any direct or indirect foreign Subsidiaries.

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                                   ARTICLE III

                              CONDITIONS PRECEDENT

      Section 3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

            (a) Bank shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Bank:

                  (1) Amendment. This Amendment, duly executed by Borrower and ratified by each guarantor listed herein;

                  (2) Attorneys' Fees and Expenses. Payment of all outstanding attorneys' fees and expenses incurred by Bank in connection with the Agreement, as amended; and

                  (3) Additional Information. Such additional documents,
            instruments and information as Bank or its legal counsel, Winstead Sechrest & Minick P.C., may reasonably request.

            (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, except to the extent disclosed on Schedules delivered as of the date of this Amendment.

            (c) No Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

            (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments, and other legal matters incident thereto shall be satisfactory to Bank and its legal counsel, Winstead Sechrest & Minick P.C.

                                   ARTICLE IV

                                    NO WAIVER

      Section 4.1 No Waiver. Nothing contained herein shall be construed as a waiver by Bank of any covenant or provision of the Agreement, this Amendment, or the other Loan Documents, or of any other contract or instrument between Borrower and Bank, and the failure of Bank at any time or times hereafter to require strict compliance by Borrower of any provision thereof shall not waive, affect or diminish any right of Bank to thereafter demand strict compliance therewith. Bank hereby reserves all rights granted under the Agreement, this Amendment, the other Loan Documents and any other contract or instrument between Borrower and Bank.


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                                    ARTICLE V

                                  MISCELLANEOUS

      Section 5.1 Representations and Warranties. Borrower hereby represents and warrants to Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

      Section 5.2 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of, and as if made on, the date hereof. Borrower and Bank agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its respective terms.

      Section 5.3 Reference to the Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

      Section 5.4 Expenses of Bank. As provided for in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation, execution of this Amendment, and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto including, without limitation, the reasonable costs and fees of Bank's legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents.

      Section 5.5 Severability. Any provisions of this Amendment held by court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

      Section 5.6 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas.


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      Section 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns.

      Section 5.8 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original but all of which when taken together shall constitute one and the same instrument.

      Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 5.10 NO ORAL AGREEMENTS. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]


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      EXECUTED as of April 21, 2006.

                                    BORROWER:

                                    SAI HOLDINGS, INC.


                                    By: /s/ Caswell O. Robinson, Jr.
                                        ----------------------------------------
                                    Name: Caswell O. Robinson, Jr.
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    BANK:

                                    GUARANTY BANK


                                    By: /s/ Roger J. Engemoen, Jr.
                                        ----------------------------------------
                                    Name: Roger J. Engemoen, Jr.
                                          --------------------------------------
                                    Title: Chairman
                                           -------------------------------------


                                 Signature Page
                   Sixteenth Amendment to Amended and Restated
                                 Loan Agreement
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                REAFFIRMATION OF AMENDED AND RESTATED GUARANTIES

      Each of the undersigned hereby (i) consents to the execution and delivery of the Amendment to which this Reaffirmation of Amended and Restated Guaranties is attached (the "Amendment") by the parties thereto, (ii) agrees that the Amendment shall not limit or diminish the obligations of each of the undersigned under certain Fifth Amended and Restated Guaranties (Limited) dated as of December 31, 2002 (each, a "Guaranty"), executed or joined in by each of the undersigned and delivered to the Bank, (iii) reaffirms his obligations under his respective Guaranty, and (iv) agrees that his Guaranty remains in full force and effect, as limited by the terms of such Guaranty, and is hereby ratified and confirmed.

Dated as of April 21, 2006.

                                          GUARANTORS:

                                          /s/ William D. Gross
                                          --------------------------------------
                                          William D. Gross


                                          /s/ Daniel P. Son
                                          --------------------------------------
                                          Daniel P. Son


                                          /s/ Philip W. Pendergraft
                                          --------------------------------------
                                          Philip A. Pendergraft


                                          /s/ Roger J. Engemoen, Jr.
                                          --------------------------------------
                                          Roger J. Engemoen, Jr.